Exhibit 10.23

Berkadia Loan No. 01-0085684 & 01-0086644

ASSUMPTION AND RELEASE AGREEMENT

(MEZZANINE)

THIS ASSUMPTION AND RELEASE AGREEMENT (MEZZANINE) (this “Agreement”) is entered into and made effective as of the 27th day of February, 2015 (the “Effective Date”), by and among WNT Mezz I, LLC, a Delaware limited liability company, with a mailing address at c/o Goldman Sachs & Co., 200 West Street, New York, New York 10282 (“Original Borrower”), ARC Hospitality Portfolio I Mezz, LP, a Delaware limited partnership, with a mailing address at c/o American Realty Capital, 405 Park Avenue, New York, New York 10022 (“New Borrower”), U.S. Bank National Association, as Trustee for the Registered Holders of EQTY 2014-MZ Mezzanine Trust, Commercial Mezzanine Pass-Through Certificates (“Lender”), with a mailing address at c/o Berkadia Commercial Mortgage LLC, 323 Norristown Road, Suite 300, Ambler, Pennsylvania 19002 (“Berkadia”), Whitehall Street Global Real Estate Limited Partnership 2007, a Delaware limited partnership (“Whitehall Street Global”), and Whitehall Parallel Global Real Estate Limited Partnership 2007, a Delaware limited partnership (“Whitehall Parallel Global”; Whitehall Street Global and Whitehall Parallel Global are individually and collectively, as the context may require, referred to as “Original Guarantor” and together with the Original Borrower, the “Original Indemnitors”), each with a mailing address at c/o Goldman Sachs & Co., 200 West Street, New York, New York 10282, and American Realty Capital Hospitality Operating Partnership, L.P., a Delaware limited partnership (“ARC OP”) and American Realty Capital Hospitality Trust, Inc., a Maryland corporation (“ARC REIT”; together with Whitehall Street Global and Whitehall Parallel Global, ARC OP and ARC REIT are individually and collectively, as the context may require, referred to as “New Guarantor” and together with the New Borrower, the “New Indemnitors”), each with a mailing address at c/o American Realty Capital, 405 Park Avenue, New York, New York 10022.

RECITALS:

The following recitals are a material part of this Agreement:

A.           German American Capital Corporation, a Maryland corporation (“Original Lender”), made a mezzanine loan in the aggregate original principal amount of $111,000,000.00 to Original Borrower, which Loan is evidenced by that certain (i) Mezzanine Promissory Note A-1, dated April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “A-1 Note”), from Original Borrower in the original principal amount of $66,600,000.00 (the “A-1 Loan”), and (ii) Mezzanine Promissory Note A-2, dated April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “A-2 Note” and together with the A-1 Note, the “Note”), from Original Borrower in the original principal amount of $44,400,000.00 (the “A-2 Loan” and together with the A-1 Loan, the “Loan”). The Loan is further evidenced, governed and/or secured by the following agreements and documents, all executed and delivered, or caused to be executed and delivered, by Original Borrower for the benefit of Original Lender:

1.          Pledge and Security Agreement (Mezzanine), dated as of April 11, 2014, from Original Borrower for the benefit of Original Lender (the “Original Pledge Agreement”), as replaced by that certain Pledge and Security Agreement (Mezzanine) of even date herewith from New Borrower for the benefit of Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Pledge Agreement”), securing the Lender’s interest in the Collateral, as more particularly described in the Pledge Agreement.

2.          that certain Mezzanine Loan Agreement, dated as of April 11, 2014, as amended by that certain First Amendment to Mezzanine Loan Agreement, dated as of June 18, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Loan Agreement”).

3.          that certain Collateral Assignment of Interest Rate Protection Agreement (Mezzanine), dated as of April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Assignment of Rate Cap Agreement”); and

4.          that certain Indemnification Agreement, dated as of April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Indemnification Agreement”).

B.           In connection with the Loan, Original Borrower and/or Original Guarantor also executed and/or delivered, or caused to be executed and/or delivered, the following agreements and documents for the benefit of Original Lender:

1.          that certain Environmental Indemnity Agreement (Mezzanine), dated April 11, 2014 (the “Original Environmental Indemnity”), executed by the Original Indemnitors;

2.          that certain Guaranty of Recourse Obligations (Mezzanine), dated April 11, 2014 (the “Original Guaranty”), executed by Original Guarantor; and

3.          those certain Subordination of Management Agreements (Mezzanine), each dated as of dated as of April 11, 2014 (the “Original Assignment of Management Agreements”); and

4.          that certain First Mezzanine Assignment of Title Insurance Proceeds (Multi-State), dated as of April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Original Assignment of Title Insurance Proceeds”).

The agreements and documents set forth in Recital A and Recital B (excluding the Pledge Agreement) above are hereinafter referred to collectively as the “Original Borrower’s Loan Documents.”

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C.           Upon the Effective Date, New Borrower and/or New Guarantor are executing and delivering, or are causing to be delivered, to Lender the following documents, each dated as of the Effective Date:

1.          those certain UCC Financing Statements naming New Borrower as debtor therein, and naming Lender, as secured party therein, to be filed in the records of the Secretary of State of Delaware;

2.          that certain Environmental Indemnity Agreement (Mezzanine) from New Indemnitors in favor of Lender (the “New Environmental Indemnity”);

3.          that certain Guaranty of Recourse Obligations (Mezzanine) (the “New Guaranty”), executed and delivered by each New Guarantor in favor of Lender;

4.          that certain Subordination of Management Agreement (Mezzanine – Operating Agreement) executed by New Borrower, ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company (“TRS LLC”), ARC Hospitality Portfolio I DEKS TRS, LLC, a Delaware limited liability company (“DEKS TRS”), ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership (“NTC TRS”), Lender, and American Realty Capital Hospitality Grace Portfolio, LLC, a Delaware limited liability company (“ARC Manager”), as operator, for the benefit of Lender (the “Crestline Operating Agreement Subordination”);

5.          that certain Subordination of Management Agreement (Mezzanine – Management Agreement) executed by New Borrower, TRS LLC, DEKS LLC, NTC TRS, Lender, ARC Manager, as operator, and Crestline Hotels & Resorts, LLC, a Delaware limited liability company (“Crestline”), as manager, for the benefit of Lender (the “Crestline Management Agreement Subordination”);

6.          that certain Subordination of Management Agreement (Mezzanine) (Texas – Alcohol Management and Services Agreement) executed by Crestline, as manager, for the benefit of Lender, and acknowledged by ARC Hospitality Portfolio I TX Beverage Company, LLC, a Delaware limited liability company (the “Crestline TX Alcohol Management Agreement Subordination”, and together with the Crestline Operating Agreement Subordination and the Crestline Management Agreement Subordination, the “Crestline Subordination”);

7.          that certain Subordination of Management Agreement (Mezzanine – Operating Agreement) executed by New Borrower, ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company (“MISC TRS”), Lender, and ARC Manager, as operator, for the benefit of Lender (the “Pillar Operating Agreement Subordination”);

8.          that certain Subordination of Management Agreement (Mezzanine – Management Agreement) executed by New Borrower, MISC TRS, LLC, Lender, ARC Manager, as operator, and Pillar Hotels & Resorts, L.P. (“Pillar”), as manager, for the benefit of Lender (the “Pillar Management Agreement Subordination” and together with the Pillar Operating Agreement Subordination, the “Pillar Subordination”);

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9.          that certain Subordination of Management Agreement (Mezzanine – Operating Agreement) executed by New Borrower, MISC TRS, Lender, and ARC Manager, as operator, for the benefit of Lender (the “Musselman Operating Agreement Subordination”);

10.         that certain Subordination of Management Agreement (Mezzanine – Management Agreement) executed by New Borrower, MISC TRS, Lender, ARC Manager, as operator, and Musselman Hotels Management, L.L.C. (“Musselman”), as manager, for the benefit of Lender (the “Musselman Management Agreement Subordination” and together with the Musselman Operating Agreement Subordination, the “Musselman Subordination”);

11.         that certain Subordination of Management Agreement (Mezzanine – Operating Agreement) executed by New Borrower, ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company (“HIL TRS”), ARC Hospitality Portfolio I NTC HIL TRS, LP, a Delaware limited partnership (“NTC HIL TRS”), Lender, and ARC Manager, as operator for the benefit of Lender (the “Hilton-Hampton Operating Agreement Subordination”);

12.         that certain Subordination of Management Agreement (Mezzanine – Management Agreement) executed by New Borrower, HIL TRS, NTC HIL TRS, Lender, ARC Manager, as operator, and Hampton Inns Management LLC, a Delaware limited liability company (“Hilton-Hampton”), as manager, for the benefit of Lender (the “Hilton-Hampton Management Agreement Subordination” and together with the Hilton-Hampton Operating Agreement Subordination, the “Hilton-Hampton Subordination”);

13.         that certain Subordination of Management Agreement (Mezzanine – Operating Agreement) executed by New Borrower, HIL TRS, NTC HIL TRS, Lender, and ARC Manager, as operator for the benefit of Lender (the “Hilton-Homewood Operating Agreement Subordination”);

14.         that certain Subordination of Management Agreement (Mezzanine – Management Agreement) executed by New Borrower, HIL TRS, NTC HIL TRS, Lender, ARC Manager, as operator, and Hampton Inns Management LLC, a Delaware limited liability company (“Hilton-Homewood”), as manager, for the benefit of Lender (the “Hilton-Homewood Management Agreement Subordination” and together with the Hilton-Homewood Operating Agreement Subordination, the “Hilton-Homewood Subordination”);

15.         that certain Subordination of Management Agreements (Mezzanine – Operating Agreement) executed by New Borrower, ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company (“MCK TRS”), NTC TRS, Lender, and ARC Manager, as operator, for the benefit of Lender (the “McKibbon Operating Agreement Subordination”);

16.         that certain Subordination of Management Agreements (Mezzanine – Management Agreement) executed by New Borrower, MCK TRS, NTC TRS, Lender, ARC Manager, as operator, and McKibbon Hotel Management, Inc. (“McKibbon”), as manager, for the benefit of Lender (the “McKibbon Management Agreement Subordination” and together with the McKibbon Operating Agreement Subordination, the “McKibbon Subordination”);

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17.         that certain Subordination of Management Agreements (Mezzanine – Operating Agreement) executed by New Borrower, MISC TRS, Lender, and ARC Manager, as operator, for the benefit of Lender (the “Innventures Operating Agreement Subordination”);

18.         that certain Subordination of Management Agreements (Mezzanine – Management Agreement) executed by New Borrower, MISC TRS, Lender, ARC Manager, as operator, and InnVentures IVI, LP (“Innventures”), as manager, for the benefit of Lender (the “Innventures Management Agreement Subordination” and together with the Innventures Operating Agreement Subordination, the “Innventures Subordination”);

19.         that certain Subordination of Management Agreements (Mezzanine – Operating Agreement) executed by New Borrower, MISC TRS, Lender, ARC Manager, as operator, for the benefit of Lender (the “First Hospitality Operating Agreement Subordination”);

20.         that certain Subordination of Management Agreements (Mezzanine – Management Agreement) executed by New Borrower, MISC TRS, Lender, ARC Manager, as operator, and First Hospitality Group, Inc. (“First Hospitality” and together with ARC Manager, Crestline, Pillar, Musselman, Hilton-Hampton, Hilton-Homewood, McKibbon, and Innventures, the “Property Managing Entities”), as manager, for the benefit of Lender (the “First Hospitality Management Agreement Subordination” and together with the First Hospitality Operating Agreement Subordination, the “First Hospitality Subordination” and, together with the Crestline Subordination, the Pillar Subordination, the Musselman Subordination, the Hilton-Hampton Subordination, the Hilton-Homewood Subordination, the McKibbon Subordination, and the Innventures Subordination, the “Management Subordination”);

21.         that certain Subordination Agreement executed by and among TRS LLC, HIL TRS, MCK TRS, MISC TRS, DEKS TRS, NTC TRS, NTC HIL TRS, New Borrower and Lender (the “Operating Lease Subordinations”);

22.         that certain Recognition Agreement (Mezzanine) (the “Recognition Agreement”), executed by and between W2007 Equity Inns Senior Mezz, LLC, a Delaware limited liability company (“Qualified Preferred Equity Investor”), and Lender;

23.         that certain First Mezzanine Assignment of Title Insurance Proceeds (Multi-State) executed by and between New Borrower, Lender and such other parties as more particularly set forth therein (the “New Assignment of Title Insurance Proceeds”);

24.         that certain incumbency certificate of ARC REIT, ARC OP, New Borrower and each New Operating Lessee (as defined on Schedule I attached hereto) certifying as to the incumbency of each of ARC REIT, ARC OP, New Borrower and each New Operating Lessee, executed by an authorized officer of ARC REIT, for the benefit of Lender;

25.         those certain incumbency certificates of Whitehall Street Global, Whitehall Parallel Global and Qualified Preferred Equity Investor executed by an authorized officer of WH Advisors, L.L.C. 2007, a Delaware limited liability company, as applicable, for the benefit of Lender;

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26.         the Pledge Agreement; and

27.         this Agreement.

The agreements and documents set forth in Recital A and Recital C above (except for the Original Pledge Agreement and the incumbency certificates referred to as numbers 24-25), together with all other documents evidencing, securing or otherwise pertaining to the Loan (other than the documents and agreements set forth in Recital B), and such other agreements and documents as Lender may reasonably require, are hereinafter referred to collectively as the “Loan Documents”, and individually as a “Loan Document”.

D.           Original Lender assigned, sold and transferred its interest in the Loan and the Original Borrower’s Loan Documents to Lender pursuant to certain assignment documents, including, without limitation, that certain [Assignment], dated as of _______________, executed by Original Lender, as assignee, in favor of Lender, as assignee, and Lender is the current holder of all of Original Lender's interest in the Loan and Original Borrower’s Loan Documents.

E.           Lender, as the holder of the Note and beneficiary under the Loan Documents, has been asked to consent to the assumption by New Borrower and New Guarantor of the obligations of the Original Borrower and Original Guarantor, respectively, under the Loan Documents (the “Assumption”).

F.           Lender, acting by and through its servicer Berkadia, has agreed to consent to the Assumption subject to the terms and conditions stated below, including, without limitation, the execution and delivery of the agreements and documents set forth in Recital C above and such other documents and instruments as may be reasonably required by Lender.

G.           Unless the context requires otherwise, references in this Agreement to Original Borrower’s Loan Documents shall be deemed to refer to such documents as amended by this Agreement, and as such documents may be further amended, modified, extended or replaced from time to time.

CONTRACTUAL PROVISIONS:

NOW, THEREFORE, in consideration of the Recitals, which are incorporated herein as if set forth below in full as a substantive, contractual part of this Agreement, and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Acknowledgement of Debt.

(a)          Lender, Original Borrower and New Borrower confirm and acknowledge that the aggregate outstanding principal balance under the Note immediately prior to the Effective Date is $102,800,212.95. New Borrower declares and acknowledges, for the specific reliance and benefit of Lender, that (i) New Borrower has no claim, or to New Borrower’s knowledge, defense, or right of offset of any kind or in any amount with respect to the Note or any of the other Loan Documents, and (ii) no amounts paid by New Borrower or

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Original Borrower to Lender pursuant to or in connection with the execution and delivery of this Agreement shall be applied to or set off against the principal balance of the Note.

(b)          Berkadia, as the servicing agent on behalf of Lender, hereby confirms, as of the Effective Date, that it has not issued to Original Borrower or Original Guarantor any written notice of, and has no actual knowledge of, a default or an Event of Default under the Original Borrower’s Loan Documents that has not been cured and is continuing. For the purposes of this Section 1(b), the term “actual knowledge” shall be limited to the actual knowledge of the undersigned, Gary A. Routzahn.

2.          Conditions Precedent; Consent to Assumption; Consent to Qualified Preferred Equity Investment; Consent to Operating Lease Agreements; Consent to Management Agreement.

(a)          Original Borrower, and New Borrower, each individually, represents and warrants to Lender as of the Effective Date that it has satisfied its respective requirements in connection with the Assumption of the Loan, the Qualified Preferred Equity Investment (as defined below), the execution of the Operating Lease Agreements (as defined below), and the execution of the Management Agreements (as defined below), as such requirements are set forth in the Original Borrower’s Loan Documents and that certain conditional consent letter issued by Berkadia on August 27, 2014 and executed by Original Borrower and New Borrower (the “Original Conditional Approval Letter”), as affected by that certain conditional approval extension letter issued by Berkadia on November 20, 2014 and executed by Original Borrower and New Borrower (the “Conditional Approval Extension Letter”), as further affected by that certain conditional approval letter issued by Berkadia on February 26, 2015 and executed by Original Borrower and New Borrower (the “Modifications Conditional Approval Letter” and together with the Original Conditional Approval Letter and the Conditional Approval Extension Letter, the “Conditional Approval Letter”). Lender hereby confirms receipt of the deliverables required in connection with the Assumption of the Loan, the Qualified Preferred Equity Investment, the execution of the Operating Lease Agreements, and the execution of the Management Agreements, as such requirements are set forth in the Original Borrower’s Loan Documents and the Conditional Approval Letter.

(b)          In reliance upon the representations, warranties and covenants set forth herein by Original Borrower, Original Guarantor, New Borrower and New Guarantor, Lender hereby consents to the Assumption and waives its right to accelerate the Loan pursuant to any provision of the Original Borrower’s Loan Documents which might otherwise provide such right to Lender solely on account of such Assumption. Lender’s consent to the Assumption is not intended to be and shall not be construed as its consent to any subsequent assumption which requires Lender’s consent pursuant to the terms of the Loan Agreement or any other Loan Document.

(c)          New Borrower hereby authorizes the Lender to file any and all UCC financing statements and UCC financing statement amendments as Lender may deem necessary from time to time including, without limitation, financing statements containing the description “all assets of New Borrower” or “all personal property of New Borrower” or similar language.

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(d)          Concurrently with the Lender’s consent to the Assumption, Lender consents to a certain equity investment by W2007 Equity Inns Senior Mezz, LLC, a Delaware limited liability company (the “Qualified Preferred Equity Investor”), in ARC Hospitality Portfolio I Holdco LLC, a Delaware limited liability company (the “Qualified Preferred Equity Investment”), the owner of ninety-nine percent of the limited partnership interests in New Borrower, which Qualified Preferred Equity Investment is evidenced by that certain Amended and Restated Limited Liability Company Agreement, dated as of the date hereof, executed by and among American Realty Capital Hospitality Portfolio Member, LP, a Delaware limited partnership, Qualified Preferred Equity Investor and William G. Popeo, as initial special member.

(e)          Concurrently with the Lender’s consent to the Assumption, Lender consents to those certain operating lease agreements identified on Schedule I attached hereto and by this reference incorporated herein (collectively, the “Operating Lease Agreements”).

(f)          Concurrently with the Lender’s consent to the Assumption, Lender consents to those certain management agreements identified on Schedule II attached hereto and by this reference incorporated herein (collectively, the “Management Agreements”).

(g)          Original Borrower, New Borrower and Lender hereby acknowledge that the Cap Agreement (as defined in the Assignment of Rate Cap Agreement) has been novated pursuant to a Novation Confirmation dated on or about the Effective Date executed by SMBC Capital Markets, Inc., New Borrower and Original Borrower.

3.          Assumption of Obligations. As of the Effective Date, Original Borrower does hereby assign, transfer and convey to New Borrower all of its right, title and interest in and to the Loan Documents, and New Borrower hereby unconditionally accepts and assumes Original Borrower’s right, title and interest in and to the Loan Documents and agrees to comply with all covenants and obligations therein, including, without limitation, the obligation to pay the unpaid balance due and owing on the Loan and all interest thereon. Without limiting the foregoing, New Borrower agrees to keep and observe all of the covenants, terms and conditions required to be kept, observed and performed by Borrower pursuant to the Note and all of the other Loan Documents, to the same effect as if New Borrower were the original maker of, and a party to, the Loan Documents including, but not limited to, payment of all sums presently outstanding under the Note. New Borrower hereby adopts, ratifies and confirms as of the Effective Date all of the representations, warranties and covenants of Original Borrower contained in the Loan Documents as if made by New Borrower as of the Effective Date except to the extent such representations and warranties are matters which by their nature can no longer be true and correct as a result of the passage of time or apply only to the Original Borrower, Original Guarantor, or other facts or circumstances that existed only at the execution of the Original Borrower’s Loan Documents.

4.          Limited Release of Original Borrower and Original Guarantor; Reaffirmation.

(a)          In reliance upon the representations, warranties and covenants set forth herein by Original Borrower and Original Guarantor, Lender hereby releases: (i) Original

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Borrower from any and all liability for repayment of the principal and interest under the terms of the Note and the other Original Borrower’s Loan Documents, and all other obligations under the Original Borrower’s Loan Documents, to the extent such obligations arise from matters first occurring from and after the Effective Date which are not caused by or arise out of any acts of Original Borrower or its Affiliates (as defined in the Loan Agreement); and (ii) Original Guarantor from any and all liability under the Original Guaranty and the Original Environmental Indemnity to the extent arising from matters first occurring from and after the Effective Date which are not caused by or arise out of any acts of Original Guarantor or its Affiliates. Lender hereby reserves all rights it may have against Original Borrower and Original Guarantor for acts or omissions of or events caused by Original Borrower or Original Guarantor, in each case, arising or occurring prior to the Effective Date.

(b)          The release of Original Borrower and Original Guarantor provided for in Section 4(a) above shall be deemed withdrawn and shall have no effect to the extent that this Agreement is held to be void or is determined to be unenforceable in its entirety by any court in a final non-appealable order as a result of any action or inaction by or on behalf of Original Borrower or Original Guarantor, or if any representation or warranty by Original Borrower or Original Guarantor made in connection with this Agreement is false or misleading in any material respect when made. In all cases, Original Borrower and Original Guarantor, as applicable, shall bear the burden of proof on the issue of the time at which an act or event first occurred or an obligation first arose, which is the subject of claimed liability under any of the Original Borrower’s Loan Documents.

(c)          Notwithstanding anything to the contrary contained herein, and subject to the release contained in Section 4(a) hereof, Original Borrower and Original Guarantor do hereby ratify and confirm their respective obligations under the Original Borrower’s Loan Documents to the extent arising or resulting from acts or omissions of or events caused by Original Borrower or Original Guarantor, in each case, arising or occurring prior to the Effective Date.

5.          Representations.

(a)          New Borrower represents and warrants to Berkadia and Lender that as of the Effective Date:

(i)          New Borrower is duly organized, validly existing and in good standing under the laws of its state of formation or organization and has full power and authority to conduct its affairs as now being conducted and as proposed to be conducted;

(ii)         New Borrower has full power and authority to enter into, execute, deliver and carry out this Agreement and the Loan Documents to which it is a party, by assumption or otherwise, and to perform its obligations hereunder and thereunder and all such actions have been duly authorized by all necessary actions on its part;

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(iii)        This Agreement and the other documents executed in connection herewith have been duly executed and delivered by New Borrower. This Agreement and the Loan Documents to which New Borrower is a party, by assumption or otherwise, constitute legal, valid and binding obligations of New Borrower, enforceable against New Borrower in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally;

(iv)        New Borrower has received and reviewed copies of all of the Loan Documents;

(v)         New Borrower nor, to New Borrower’s knowledge, any person owning an interest in New Borrower (except that New Borrower’s knowledge shall not require any investigation into ownership of issued shares of ARC REIT), is a country, territory, individual or entity named on a list maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), or is a Specially Designated National or Blocked Person under the programs administered by OFAC;

(vi)        Except in connection with the Qualified Preferred Equity Investment (as defined in the Loan Agreement), no equity interest in New Borrower has been pledged, hypothecated or otherwise encumbered as security for any obligation, and none of the capital contributed to New Borrower was made in the form of a loan;

(vii)       There is no litigation or other proceeding against New Borrower pending or, to New Borrower’s knowledge, threatened in writing against New Borrower, which, if adversely determined, is reasonably likely to materially and adversely affect the financial condition of New Borrower or its ability to legally perform its obligations under this Agreement and the other Loan Documents;

(viii)      The execution, delivery and performance of this Agreement, and the performance of New Borrower’s obligations under the Loan Documents, (A) does not conflict with or result in a violation of New Borrower’s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which New Borrower is a party, and (B) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which New Borrower is bound or to which New Borrower is a party;

(ix)         There is no bankruptcy, receivership or insolvency proceeding pending or threatened against New Borrower; and

(x)          No proceeding is pending for the dissolution or annulment of New Borrower, and all license, income and franchise taxes due and payable by New Borrower have been paid in full, unless the non-payment of such taxes could

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not be reasonably expected to have a material adverse change in the financial condition, operations or business of New Borrower.

(b)          Each New Guarantor individually represents and warrants to Berkadia and Lender that as of the Effective Date, solely with respect to itself:

(i)          Such New Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation and has full power and authority to conduct its affairs as now being conducted and as proposed to be conducted;

(ii)         This Agreement, the New Guaranty, the New Environmental Indemnity and the other documents executed by such New Guarantor in connection herewith have been duly executed and delivered by such New Guarantor. This Agreement, the New Guaranty, the New Environmental Indemnity and such other documents constitute such New Guarantor’s legal, valid and binding obligations, enforceable against such New Guarantor in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally;

(iii)        Such New Guarantor has received and reviewed copies of all of the Loan Documents;

(iv)        Such New Guarantor nor, to such New Guarantor’s knowledge, any person owning an interest in such New Guarantor (except that such New Guarantor’s knowledge shall not require any investigation into ownership of issued shares of ARC REIT), is a country, territory, individual or entity named on a list maintained by OFAC, or is a Specially Designated National or Blocked Person under the programs administered by OFAC;

(v)         There is no litigation or other proceeding against such New Guarantor pending or, to such New Guarantor’s knowledge, threatened in writing against such New Guarantor, which, if adversely determined, is reasonably likely to materially and adversely affect the financial condition of such New Guarantor or its ability to legally perform its obligations under this Agreement and the other Loan Documents to which such New Guarantor is a party;

(vi)        Such New Guarantor has full power and authority to enter into, execute, deliver and perform this Agreement and the New Guaranty, the New Environmental Indemnity and the other documents executed by such New Guarantor in connection herewith and such execution, delivery and performance (A) have been duly and validly authorized by all necessary actions on the part of such New Guarantor, (B) does not conflict with or result in a violation of such New Guarantor’s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which such New Guarantor is a party, and (C) does not conflict with, or constitute a material breach of, or constitute a

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material default under, any contract, agreement or other instrument by which such New Guarantor is bound or to which such New Guarantor is a party;

(vii)       There is no bankruptcy, receivership or insolvency proceeding pending or threatened against such New Guarantor; and

(viii)      No proceeding is pending for the dissolution or annulment of such New Guarantor, and all license, income and franchise taxes due and payable by such New Guarantor have been paid in full, unless the non-payment of such taxes could not be reasonably expected to have a material adverse change in the financial condition, operations or business of New Guarantor.

(c)          Original Borrower represents and warrants to Berkadia and Lender that as of the Effective Date:

(i)          Original Borrower has not received a security instrument or security agreement from New Borrower encumbering the Collateral to secure the payment of any sums due Original Borrower or obligations to be performed by New Borrower;

(ii)         There exist no defenses, offsets or counterclaims by Original Borrower to this Agreement or the Original Borrower’s Loan Documents;

(iii)        There is no Event of Default by Original Borrower under the provisions of Original Borrower’s Loan Documents executed or assumed by Original Borrower, nor, to Original Borrower’s knowledge, are there any conditions which with the giving of notice or the passage of time or both may constitute an Event of Default by Original Borrower under the provisions of the Original Borrower’s Loan Documents;

(iv)        The Original Borrower’s Loan Documents are in full force and effect;

(v)         There are no subordinate liens of any kind covering or relating to the Collateral, nor has notice of a lien or notice of intent to file a lien been received;

(vi)        There is no litigation or other proceeding against Original Borrower or the Collateral pending or overtly threatened, by written communication to Original Borrower, wherein an unfavorable decision might reasonably result in a material adverse change in the financial condition of Original Borrower or its ability to legally perform its obligations under this Agreement and the Original Borrower’s Loan Documents;

(vii)       There is no bankruptcy, receivership or insolvency proceeding pending or, to Original Borrower’s knowledge, threatened in writing against Original Borrower;

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644	12

(viii)      No proceeding is pending for the dissolution or annulment of Original Borrower, and all license, income and franchise taxes due and payable by Original Borrower have been paid in full; and

(ix)         Original Borrower has full power and authority to enter into, execute, deliver and perform this Agreement and such execution, delivery and performance (A) have been duly and validly authorized by all necessary actions on the part of Original Borrower, (B) does not conflict with or result in a violation of Original Borrower’s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which Original Borrower is a party, and (C) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which Original Borrower is bound or to which Original Borrower is a party.

(d)          Each Original Guarantor represents and warrants to Berkadia and Lender that as of the Effective Date:

(i)          As of the Effective Date, there is no Event of Default or, to Original Guarantor’s knowledge, event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Original Borrower’s Loan Documents executed or assumed by Original Guarantor;

(ii)         The Original Borrower’s Loan Documents executed by Original Guarantor are in full force and effect;

(iii)        There is no litigation or other proceeding against Original Guarantor pending or overtly threatened, by written communication to Original Guarantor, wherein an unfavorable decision might reasonably result in a material adverse change in the financial condition of Original Guarantor or its ability to legally perform its obligations under this Agreement;

(iv)        Original Guarantor has the full power and authority to enter into this Agreement and perform its obligations hereunder. The execution, delivery and performance of this Agreement and the other documents contemplated herein by Original Guarantor (A) have been duly and validly authorized by all necessary action on the part of Original Guarantor, (B) does not conflict with or result in a violation of Original Guarantor’s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which Original Guarantor is a party, and (C) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which Original Guarantor is bound or to which Original Guarantor is a party;

(v)         There is no bankruptcy, receivership or insolvency proceeding pending or, to Original Guarantor’s knowledge, threatened in writing against Original Guarantor; and

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644	13

(vi)        No proceeding is pending for the dissolution or annulment of Original Guarantor, and all license, income and franchise taxes due and payable by Original Guarantor have been paid in full.

6.          Financial Information.

(a)          New Borrower hereby represents and warrants to Lender that all information and materials regarding New Borrower and its affiliates provided by or on behalf of New Borrower to Berkadia were true and correct in all material respects as of the date of delivery thereof and remain materially true and correct as of the Effective Date.

(b)          Each New Guarantor hereby represents and warrants to Lender, solely as to itself, that all information and materials regarding such New Guarantor and its affiliates provided by or on behalf of such New Guarantor to Berkadia were true and correct in all material respects as of the date of delivery thereof and remain materially true and correct as of the Effective Date.

7.          Addresses. Lender, New Borrower and New Guarantor agree that all notice provisions contained in the Loan Documents are hereby modified to amend the notice address for Lender, New Borrower and New Guarantor, and that from and after the Effective Date, the notice addresses for Lender, New Borrower and New Guarantor, respectively, are as follows:

If to Lender:

U.S. Bank National Association, as Trustee for the Registered Holders of

EQTY 2014-MZ Mezzanine Trust, Commercial Mezzanine Pass-
Through Certificates

c/o Berkadia Commercial Mortgage LLC

323 Norristown Road, Suite 300

Ambler, PA 19002

Attention: Client Relations Manager for

Loan Nos. 01-0085684 & 01-0086644

Facsimile No.: (215) 328-3832

If to New Borrower:

ARC Hospitality Portfolio I Mezz, LP

c/o American Realty Capital

405 Park Avenue

New York, New York 10022

Facsimile No.: (212) 421-5799

If to New Guarantor:

Whitehall Street Global Real Estate Limited Partnership 2007 and Whitehall Parallel Global Real Estate Limited Partnership 2007

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644	14

c/o Goldman Sachs & Co.

200 West Street

New York, New York 10282

Attention: Chief Financial Officer

Facsimile No.: (212) 357-5505

And

American Realty Capital Hospitality Operating Partnership, L.P. and

American Realty Capital Hospitality Trust, Inc.

c/o American Realty Capital

405 Park Avenue

New York, New York 10022

Facsimile No.: (212) 421-5799

with a copy to:

Goldman Sachs Realty Management, L.P.

6011 Connection Drive

Irving, Texas 7039

Attention: Investment Management

Facsimile No.: (972) 368-3699

with a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attention: Anthony J. Colletta, Esq.

Facsimile No. (212) 291-9029

with a copy to:

Goodwin Procter LLP

53 State Street

Boston, MA 02109

Attn: Samuel L. Richardson, Esq.

Facsimile No.: (617) 523-1231

8.          Release of Berkadia and Lender. Original Borrower, New Borrower, Original Guarantor and New Guarantor hereby each, as to its own Claims only, unconditionally and irrevocably releases and forever discharges Berkadia and Lender and their respective successors, assigns, agents, directors, officers, employees, and attorneys (collectively, the “Indemnitees”) from all Claims, as defined below, and each, as to its own Claims only, agrees to indemnify the Indemnitees, hold the Indemnitees harmless, and defend the Indemnitees with counsel reasonably acceptable to the Indemnitees from and against any and all claims, losses,

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644	15

causes of action, costs and expenses of every kind or character in connection with the Claims in connection with this Agreement (excluding any Claims arising out of or resulting from the gross negligence, illegal acts, bad faith or willful misconduct of any of the Indemnitees). As used in this Agreement, the term “Claims” shall mean any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part on or before the Effective Date, which each of Original Borrower, New Borrower, Original Guarantor or New Guarantor or any of their respective directors, partners, principals, affiliates, members, shareholders, officers, agents, employees or successors, may now or hereafter have against the Indemnitees, if any, and irrespective of whether any such Claims arise out of contract, tort, violation of laws, or regulations, or otherwise in connection with the Loan or any of the Loan Documents (other than the Assumption Agreement) or the Original Borrower’s Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of the Indemnitees (excluding any claims, demands, actions, costs, expenses and liabilities arising out of or resulting from the gross negligence, illegal acts, bad faith or willful misconduct of any of the Indemnitees), including any requirement that the Loan Documents or Original Borrower’s Loan Documents be modified as a condition to the transactions contemplated by this Agreement. Original Borrower, New Borrower, Original Guarantor and each New Guarantor agree that Berkadia and Lender have no fiduciary or similar obligations to Original Borrower, New Borrower, Original Guarantor or New Guarantor or any of them and that their relationship is strictly that of creditor and debtor. This release is accepted by Berkadia and Lender pursuant to this Agreement and shall not be construed as an admission of liability on the part of either of them. Original Borrower, New Borrower, Original Guarantor and each New Guarantor hereby represents and warrants, each as to itself only, that it is the current legal and beneficial owner of all Claims, if any, applicable to it and released hereby by such party and has not assigned, pledged or contracted to assign or pledge any such Claim to any other person.

9.          Confirmation of Waivers. New Borrower, without limiting the generality of its obligations under the Loan Documents, hereby confirms and ratifies the submission to jurisdiction and waivers set forth in the Loan Documents.

10.         Binding Effect. This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, successors, permitted assigns and representatives.

11.         Ratification. Lender and New Borrower hereby ratify and affirm all of the Loan Documents and all of its or the other’s, as applicable, respective rights, agreements, obligations, priorities, reservations, promises and waivers as made and agreed and contained therein and as assumed pursuant to this Agreement by New Borrower, all of which shall remain in full force and effect.

12.         No Impairment of Lien; No Satisfaction. Nothing set forth herein shall affect the priority or extent of the lien of any of the Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the Effective Date, become liable, primarily or secondarily, under the Loan Documents. This Agreement does

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644	16

not, and shall not be construed to, constitute the creation of new indebtedness or the satisfaction, discharge or extinguishment of the debt secured by the Loan Documents.

13.         Third Party Beneficiary Status of Berkadia. New Borrower, Original Borrower, Original Guarantor and New Guarantor hereby each acknowledges and agrees that Berkadia, its successors and assigns, are all intended third party beneficiaries of this Agreement.

14.         Bankruptcy Remote Single Purpose Entities. New Borrower is currently a bankruptcy-remote single purpose entity and will take all necessary company action (including, but not limited to, revising and filing charter and control documents in form, substance and structure as may be reasonably required by Lender) in order for the New Borrower to continue as a bankruptcy-remote single purpose entity.

15.         Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. For the avoidance of doubt, New Borrower shall comply with the requirements of Section 4.32 of the Loan Agreement.

16.         Fees. Original Borrower, New Borrower and Lender have agreed that, simultaneously with the execution hereof, all fees, costs, and charges arising in connection with the execution of this Agreement, including without limitation, all reasonable attorneys’ fees, title company fees, title insurance premiums, recording costs, assumption and/or transfer fees and other closing costs incurred by Lender in connection with this Agreement, will be paid as of the Effective Date, and that Lender shall have no obligation whatsoever for payment thereof. New Borrower acknowledges and agrees that none of the fees, costs, and charges paid in connection with the execution of this Agreement shall be applied to or set off against the principal balance of the Note.

17.         Miscellaneous.

(a)          Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law.

(b)          Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(c)          Modifications. No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.

(d)          Complete Agreement. This Agreement and the Loan Documents represent the complete agreement among the parties with regard to the items set forth herein, and there are no representations, covenants, warranties, agreements or conditions, oral or written, between the parties not set forth in this Agreement and the Loan Documents.

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644	17

(e)          Headings, Schedules and Exhibits. The Article and/or Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. The Schedules and Exhibits annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

(f)          Counterparts. This Agreement may be executed in any number of counterparts, each of which when taken together shall be deemed an original, but all of which shall together constitute one and the same instrument.

(g)          Joint and Several Liability. If New Borrower consists of more than one person or entity, each is jointly and severally liable to perform the obligations of New Borrower hereunder, and all representations, warranties, covenants and agreements made by New Borrower are joint and several.

18.         Supremacy Clause. It is hereby agreed that the terms and conditions of the Note and other Loan Documents, as modified by this Agreement, shall remain in full force and effect and shall be binding upon New Borrower. It is understood and agreed that in the event there are any conflicting or omitted provisions or variations between the terms, conditions, rights, or remedies in the Note or any other Loan Document (other than this Agreement) and the terms of this Agreement, those terms, conditions, rights or remedies which are most favorable to Lender shall remain in full force and effect and shall prevail. A default under the terms and conditions of this Agreement shall constitute a default under the terms and conditions of the Note and other Loan Documents.

19.         Waiver of Trial by Jury. ORIGINAL BORROWER, NEW BORROWER, ORIGINAL GUARANTOR AND NEW GUARANTOR EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

20.         Further Assurances. Original Borrower, Original Guarantor, New Borrower and New Guarantor shall cooperate with Lender and shall execute and deliver, or cause to be executed and delivered, all such other documents and instruments, and shall take all such other action that Lender may request from time to time in order to accomplish and satisfy the provisions and purposes of this Agreement, including such confirmations and/or corrective instruments as Lender reasonably may require, provided that such documents, instruments or actions shall not increase the liabilities or obligations of Original Borrower, Original Guarantor, New Borrower or New Guarantor under this Agreement of any of the other Loan Documents.

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644	18

21.         Modification to Loan Documents. From and after the Effective Date, New Borrower and Lender hereby agree that the Loan Documents are hereby amended as follows:

(a)	The defined term “Loan Party” as provided in Section 1.1 of the Loan Agreement shall include SPC Party.

(b)	The defined term “Pledged Collateral” as provided in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Pledged Collateral” shall mean (A) the 100% ownership interest of Borrower in (i) ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company, (ii) ARC Hospitality Portfolio I BHGL Owner, LLC, a Delaware limited liability company, (iii) ARC Hospitality Portfolio I PXGL Owner, LLC, a Delaware limited liability company, (iv) ARC Hospitality Portfolio I GBGL Owner, LLC, a Delaware limited liability company, (v) ARC Hospitality Portfolio I NFGL Owner, LLC, a Delaware limited liability company, (vi) ARC Hospitality Portfolio I MBGL 1000 Owner, LLC, a Delaware limited liability company, (vii) ARC Hospitality Portfolio I MBGL 950 Owner, LLC, a Delaware limited liability company, (viii) ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership, (ix) ARC Hospitality Portfolio I DLGL Owner, LP, a Delaware limited partnership, and (x) ARC Hospitality Portfolio I SAGL Owner, LP, a Delaware limited partnership, and (B) the 100% ownership interest of Borrower in ARC Hospitality Portfolio I NTC Owner GP, LLC, a Delaware limited liability company and the general partner of (i) ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership, (ii) ARC Hospitality Portfolio I DLGL Owner, LP, a Delaware limited partnership, and (iii) ARC Hospitality Portfolio I SAGL Owner, LP, a Delaware limited partnership.

(a)	Schedule I of the Loan Agreement is hereby deleted in its entirety and replaced with that certain schedule of Individual Properties and Allocated Loan Amounts attached hereto as Exhibit A.

(b)	Schedule I-M1 of the Loan Agreement is hereby deleted in its entirety and replaced with that certain schedule of Mortgage Loan Allocated Loan Amounts attached hereto as Exhibit B.

(c)	Schedule III to the Loan Agreement is hereby deleted in its entirety and replaced with that certain Organizational Chart of New Borrower and Tax ID Numbers attached hereto as Exhibit C and by this reference incorporated herein.

(d)	Schedule VI to the Loan Agreement is hereby deleted in its entirety and replaced with that certain schedule of Intellectual Property/Websites attached hereto as Exhibit D and by this reference incorporated herein.

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644	19

(e)	Schedule VIII to the Loan Agreement is hereby amended to include the additional documents pertaining to the Ground Leases listed on that certain schedule of additional Ground Lease documents attached hereto as Exhibit E and by this reference incorporated herein.

(f)	Schedule XI to the Loan Agreement is hereby deleted in its entirety and replaced with that certain Rent Roll attached hereto as Exhibit F and by this reference incorporated herein.

(g)	Schedule XII to the Loan Agreement is hereby deleted in its entirety and replaced with that certain schedule of Franchise Agreements attached hereto as Exhibit G and by this reference incorporated herein.

(h)	Schedule XVII to the Loan Agreement is hereby deleted in its entirety and replaced with that certain schedule of Expiring Franchise Properties attached hereto as Exhibit H and by this reference incorporated herein.

(i)	Schedule XVIII to the Loan Agreement is hereby deleted in its entirety and replaced with that certain Scheduled PIP attached hereto as Exhibit I and by this reference incorporated herein.

(j)	Schedule XXI to the Loan Agreement is hereby deleted in its entirety and replaced with that certain PIP Work Other Than Scheduled PIP attached hereto as Exhibit J and by this reference incorporated herein.

(k)	The term “ARC Hospitality” as defined in Section 4.14.2(b) of the Loan Agreement shall mean American Realty Capital Hospitality Properties, LLC or American Realty Capital Hospitality Grace Portfolio, LLC, a Delaware limited liability company, a wholly-owned subsidiary of American Realty Capital Hospitality Properties, LLC.

(l)	Section 10.4(a) of the Loan Agreement is hereby modified by deleting “CT Corporation System, 111 Eighth Avenue, New York, New York 10011” and replacing it with “Corporation Service Company, 1180 Avenue of the Americas, Suite 210, New York, New York 10036-8401”.

(m)	For the avoidance of doubt, ARC Hospitality Portfolio I Mezz GP, LLC, a Delaware limited liability company, the general partner of Borrower shall be deemed to be an SPC Party under the Loan Agreement and the other Loan Documents.

(n)	The provisions provided on Schedule III attached hereto and by this reference incorporated herein are hereby deleted in their entirety and restated or amended and restated as provided therein to incorporate references to the SPC Party.

(o)	Section 7.2(g)(iv) of the Loan Agreement is hereby deleted in its entirety.

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644	20

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Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644	21

IN WITNESS WHEREOF, the parties hereto have executed this Assumption and Release Agreement as of the day and year first above written.

ORIGINAL BORROWER:

WNT Mezz I, LLC, a Delaware limited liability company

By:
Name:
Title:

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Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

NEW BORROWER:

ARC Hospitality Portfolio I Mezz, LP, a Delaware limited partnership

By:	ARC Hospitality Portfolio I NTC Owner
GP, LLC, a Delaware limited liability
Company

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

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Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

LENDER:

U.S. Bank National Association, as Trustee for the Registered Holders of EQTY 2014-MZ Mezzanine Trust, Commercial Mezzanine Pass- Through Certificates

By:	KeyBank National Association

Its:	Master Servicer

	By:	Berkadia Commercial Mortgage LLC, a Delaware limited liability company

	Its:	Subservicer

By:
	Name:	Gary A. Routzahn
Authorized Representative

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Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

ORIGINAL GUARANTOR:

Whitehall Street Global Real Estate Limited Partnership 2007, a Delaware limited partnership

By:	WH Advisors, L.L.C. 2007, a Delaware limited liability company, its General Partner

By:
Name:
Title:

Whitehall Parallel Global Real Estate Limited Partnership 2007, a Delaware limited partnership

By:	WH Advisors, L.L.C. 2007, a Delaware limited liability company, its General Partner

By:
Name:
Title:

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Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

NEW GUARANTOR:

American Realty Capital Hospitality Operating Partnership, L.P., a Delaware limited partnership

By:	American Realty Capital Hospitality Trust, Inc., a Maryland corporation, its general partner

By:
	Name:	Jonathan Mehlman
	Title:	CEO and President

American Realty Capital Hospitality Trust, Inc., a Maryland corporation

By:
Name:	Jonathan Mehlman
Title:	CEO and President

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Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

Whitehall Street Global Real Estate Limited Partnership 2007, a Delaware limited partnership

By:	WH Advisors, L.L.C. 2007, a Delaware limited liability company, its General Partner

By:
Name:
Title:

Whitehall Parallel Global Real Estate Limited Partnership 2007, a Delaware limited partnership

By:	WH Advisors, L.L.C. 2007, a Delaware limited liability company, its General Partner

By:
Name:
Title:

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

SCHEDULE I

Operating Lease Agreements

(see attached)

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

SCHEDULE II

Management Agreements

(see attached)

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

SCHEDULE III

Provisions Regarding SPC Party

(a)                         Section 3.1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

3.1.1 Organization; Special Purpose. Each of Borrower, SPC Party and each Individual Owner is duly organized, validly existing and in good standing with full power and authority to own its assets and conduct its business, and is duly qualified and in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, and Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents by it, and has the power and authority to execute, deliver and perform under this Agreement, the other Loan Documents and all the transactions contemplated hereby. Each of Borrower, SPC Party and each Individual Owner is, and at all times since the date of its formation has been (but only to the extent that the applicable requirements set forth in Schedule V speak of a time prior to the Closing Date), a Special Purpose Bankruptcy Remote Entity. Borrower has provided Lender with true, correct and complete copies of Borrower's, SPC Party’s and each Individual Owner's current (and since the date of its inception) organizational documents.

(b)                         Section 3.1.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

3.1.2 Proceedings; Enforceability. This Agreement and the other Loan Documents have been duly authorized, executed and delivered by Borrower and constitute a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower, any SPC Party, any Individual Owner or any Guarantor including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and none of Borrower, and SPC Party, any Individual Owner or any Guarantor have asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

(c)                         Section 3.1.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

3.1.4 Litigation. There is no action, suit, proceeding or investigation pending or, to Borrower's knowledge, threatened in writing against Borrower, any SPC Party, any Individual Owner, any Guarantor, Manager (but only as it relates to any Individual Property), the Collateral or any Individual Property in any court or by or before any other Governmental Authority which, if adversely determined, is reasonably likely to materially and adversely affect the condition (financial or otherwise) or business of Borrower (including the ability of Borrower to carry out the transactions contemplated by this Agreement), such SPC Party, such Individual Owner, any Guarantor (including the ability of any Guarantor to perform its obligations under the Guaranty), Manager (but only as it relates to any Individual Property, including such Manager's ability to perform its obligations under any Management Agreement), the Collateral or the condition or ownership of such Individual Property.

(d)                         Section 4.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Section 4.4 Special Purpose. Without in any way limiting the provisions of this Article 4, Borrower hereby represents and warrants to, and covenants with, Lender that since the date of Borrower's, each SPC Party’s, each Individual Owner's, each Individual Owner's general partner's, and each Liquor Subsidiary's (as defined in the Mortgage Loan Agreement) formation and at all times on and after the date hereof and until such time as the Obligations shall be paid and performed in full, Borrower, each SPC Party, each Individual Owner and each Liquor Subsidiary has at all times been and shall at all times be a Special Purpose Bankruptcy Remote Entity. Neither Borrower, any SPC Party, any Individual Owner, any Individual Owner's general partner nor any Liquor Subsidiary shall directly or indirectly make any change, amendment or modification to its organizational documents, or otherwise take any action which could result in Borrower, any SPC Party, any Individual Owner, any Individual Owner's general partner, or any Liquor Subsidiary not being a Special Purpose Bankruptcy Remote Entity.

(e)                         Section 4.5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Section 4.5 Existence; Compliance with Legal Requirements. Each of Borrower, each SPC Party and each Individual Owner shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence and all rights, licenses, permits, franchises and all applicable governmental authorizations necessary for the operation of the Properties and comply with all Legal Requirements applicable to it, the Collateral and the Properties.

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

(f)                         Section 4.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Section 4.7 Litigation. Borrower shall give prompt notice to Lender of any litigation or governmental proceedings pending or threatened in writing against any Individual Property, the Collateral, Borrower, any SPC Party, any Individual Owner or Manager (but only as it relates to any Individual Property and only if Borrower has received notice of any such litigation or governmental proceedings) which might materially adversely affect such Individual Property or the Collateral or Borrower's, such SPC Party’s, such Individual Owner's or Manager's condition (financial or otherwise) or business (including Borrower's ability to perform its Obligations hereunder or under the other Loan Documents but, in the case of Manager's condition or business, only to the extent Borrower has a reasonable belief that such litigation or proceeding might materially adversely affect Manager's condition or business).

(g)                         Section 4.23 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Section 4.23 Dissolution. Borrower shall not and shall not permit Owner to (i) engage in any dissolution, liquidation or consolidation or merger with or into any other business entity, (ii) engage in any business activity not related to the ownership and operation of the Properties and the Collateral, (iii) transfer, lease or sell, in one transaction or any combination of transactions, all or substantially all of the property or assets of Borrower except to the extent expressly permitted by the Loan Documents and the Mortgage Loan Documents, or (iv) cause, permit or suffer any SPC Party to (A) dissolve, wind up or liquidate or take any action, or omit to take any action, as a result of which SPC Party or Owner would be dissolved, wound up or liquidated in whole or in part, or (B) amend, modify, waive or terminate, the certificate of incorporation, bylaws, certificate of formation or operating agreement of such SPC Party or Owner, in each case without obtaining the prior consent of Lender.

(h)                         Section 8.1(vii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

if Borrower, any SPC Party, Guarantor, any Individual Owner or Approved Mezzanine Borrower shall make an assignment for the benefit of creditors;

(i)                         Section 8.1(viii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

if a receiver, liquidator or trustee shall be appointed for Borrower, any Guarantor, any SPC Party, any Individual Owner or Approved Mezzanine Borrower, or if Borrower, any SPC Party, any Guarantor, any Individual Owner or any Approved Mezzanine Borrower shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against,

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

consented to, or acquiesced in by, Borrower, any SPC Party, any Guarantor, any Individual Owner or any Approved Mezzanine Borrower or if any proceeding for the dissolution or liquidation of Borrower, any SPC Party, any Guarantor, any Individual Owner or any Approved Mezzanine Borrower shall be instituted, or if Borrower or Owner or any Approved Mezzanine Borrower is substantively consolidated with any other Person; provided, however, if such appointment, adjudication, petition, proceeding or consolidation was involuntary and not consented to by Borrower, such SPC Party, any Guarantor, or such Individual Owner, upon the same not being discharged, stayed or dismissed within ninety (90) days following its filing;

(j)                         The fifth line of the first paragraph of Section 10.1 of the Loan Agreement is hereby amended to add “any SPC Party,” before the word “Owner”.

(k)                         The last paragraph of Section 10.1 the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Notwithstanding anything to the contrary in this Agreement or any of the other Loan Documents, (A) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Obligations or to require that all collateral shall continue to secure all of the Obligations owing to Lender in accordance with the Loan Documents, and (B) the Obligations shall be fully recourse to Borrower (and guaranteed by any Guarantor pursuant to the Guaranty) in the event that any of the following occur (each, a "Springing Recourse Event"): (i) Borrower or Owner fails to obtain Lender's prior consent to any financing for borrowed money secured by the Collateral or any Individual Property, or any voluntary conveyance of a mortgage, deed of trust, security deed, security agreement or similar grant by Borrower or Owner of a voluntary Lien upon any Individual Property or the Collateral, or any voluntary granting of a security interest in, voluntary pledge of or other voluntary Lien upon any direct or indirect equity interest in any Individual Owner, and SPC Party, or any Mezzanine Borrower, in each case, as security for any obligations or liabilities that is not permitted under the Loan Documents (excluding, for the avoidance of doubt, the security interests, pledges or Liens granted under the Mortgage Loan Documents securing the Mortgage Loan, the Loan Documents securing the Loan or the Approved Mezzanine Loan Documents securing the Approved Mezzanine Loan); (ii) Borrower or Owner fails to obtain Lender's prior consent to (a) any voluntary transfer of any Individual Property or the Collateral that is not permitted under the Loan Documents or (b) any voluntary transfer of a direct or indirect interest in Borrower or Owner that results in a change of control of Borrower or Owner that is not permitted under the Loan Documents (specifically excluding from this clause (ii): (x) any transfer of the direct ownership interests in any Individual Owner, any SPC Party or any Mezzanine Borrower to any Mezzanine Lender or its designee as a result of any foreclosure upon such ownership interests (or transfer-in-lieu of foreclosure of the ownership interests that are the collateral for the applicable Mezzanine Loan), consummated in accordance with the applicable Mezzanine Loan Documents) and (y) any Qualified Preferred Equity

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

Vehicle Change of Control consummated in accordance with Section 7.2(k) hereof; (iii) Borrower, any SPC Party, any Individual Owner and/or Approved Mezzanine Borrower, files a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, subject to a maximum aggregate liability equal to the BK Cap; (iv) the filing of an involuntary petition against Borrower, any SPC Party, any Individual Owner and/or Approved Mezzanine Borrower under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law by any other Person in which Borrower, any SPC Party, any Individual Owner and/or Approved Mezzanine Borrower colludes with or otherwise assists such Person, and/or Borrower, any SPC Party, any Individual Owner and/or Approved Mezzanine Borrower solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower, any SPC Party, any Individual Owner and/or Approved Mezzanine Borrower by any Person, subject to a maximum aggregate liability equal to the BK Cap; (v) Borrower, any SPC Party, any Individual Owner and/or Approved Mezzanine Borrower files an answer consenting to, or joining in, any involuntary petition filed against it by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, subject to a maximum aggregate liability equal to the BK Cap; (vi) Borrower, any Individual Owner or Approved Mezzanine Borrower or any Affiliate, officer, director or representative which controls Borrower, such Individual Owner or Approved Mezzanine Borrower, as the case may be, consents to, or joins in, an application for the appointment of a custodian, receiver, trustee or examiner for Borrower, such Individual Owner and/or any portion of any Individual Property, the Collateral or Approved Mezzanine Borrower, as the case may be, subject to a maximum aggregate liability equal to the BK Cap; (vii) Borrower, any SPC Party, any Individual Owner and/or Approved Mezzanine Borrower makes an assignment for the benefit of creditors or admits, in any legal proceeding, its insolvency or inability to pay its debts as they become due, subject to a maximum aggregate liability equal to the BK Cap; (viii) Borrower fails to comply with the provisions of Section 4.4 or Schedule V of this Agreement (other than those relating to solvency or adequacy of capital or adequacy of cash flow), and such failure results in an order of substantive consolidation of Borrower or one (1) or more of the Individual Owners with any other Person (other than another Individual Owner or the Liquor Subsidiary) in a bankruptcy or similar proceeding under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, subject to a maximum liability equal to the BK Cap; or (ix) such third party's claim of ownership of, or a Lien upon, the Pledged Securities is fully and finally disposed of in favor of such third party, whether such disposition shall occur prior to or after a foreclosure on the Collateral by Lender.

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

(l)                         Schedule V(o) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(o)       (1)         If Borrower is a limited partnership, Borrower's general partner ("SPC Party") has been and shall be a Delaware limited liability company or a corporation formed under the laws of any jurisdiction of the United States, and SPC Party (i) has caused and will cause Borrower to be a Special Purpose Bankruptcy Remote Entity; (ii) has complied and will at all times comply with each of the representations, warranties and covenants contained on this Schedule V (other than subsections (a), (b) and (d)) as if such representation, warranty or covenant was made directly by SPC Party; (iii) has not engaged and will not engage in any business or activity other than owning an interest in Borrower; (iv) has not acquired or owned and will not acquire or own any assets other than its partnership interest in Borrower; (v) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation) other than unsecured trade payables incurred in the ordinary course of business related to the ownership of an interest in Borrower that (A) do not exceed at any one time $50,000.00, and (B) are paid within ninety (90) days after the date incurred; provided that it shall not be a breach of this subsection (o)(1) to the extent that Borrower has (or had) sufficient cash flow (without giving effect to any Trigger Period) to make distributions to SPC Party for the payment of unsecured trade payables but such cash flow is (or was) not made available to Borrower for distribution during a Trigger Period or during the continuance of an Event of Default (or during similar periods under the documentation for the Prior Loans); and (vi) has no contingent or actual obligations not related to the ownership of limited partnership interest in Borrower's. Upon the withdrawal or the disassociation of SPC Party from Borrower, Borrower shall immediately appoint a new SPC Party whose articles or certificate of formation or incorporation are substantially similar to those of SPC Party and deliver a new non-consolidation opinion to the Rating Agency or Rating Agencies, as applicable, with respect to the new SPC Party and its equity owners.

(2)         The organizational documents of SPC Party or, if Borrower is a limited liability company, Borrower shall provide that at all times there shall be (and Borrower shall at all times cause there to be) at least two (2) duly appointed Independent Directors or Independent Managers. In addition, the organizational documents of Borrower and SPC Party shall provide that no Independent Director or Independent Manager (as applicable) of Borrower or SPC Party may be removed or replaced without Cause and unless Borrower or SPC Party, as applicable, provides Lender with not less than three (3) Business Days' prior written notice of (a) any proposed removal of an Independent Director or Independent Manager (as applicable), together with a statement as to the reasons for such removal, and (b) the identity of the proposed replacement Independent Director or Independent Manager (as applicable), together with a certification that such replacement satisfies the requirements set forth in the organizational documents for an Independent Director or Independent Manager (as applicable).

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

(m)                          Schedule V(p) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(p)          The organizational documents of Borrower and SPC Party shall also provide an express acknowledgment that Lender is an intended third-party beneficiary of the "special purpose" provisions of such organizational documents.

(n)                         Schedule V(q) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(q)          The organizational documents of Borrower, if Borrower is a limited liability company, and SPC Party shall provide that such Person shall not take any action which, under the terms of any certificate of formation, limited liability company operating agreement or any voting trust agreement, requires a unanimous vote of (A) the sole member of Borrower or SPC Party, as applicable (each, a "Sole Member"), (B) the board of directors of Borrower or SPC Party, as applicable, or (C) the committee of managers of Borrower or SPC Party, as applicable, designated to manage the business affairs of Borrower or SPC Party, as applicable (each, a "Committee"), unless at the time of such action there shall be at least two (2) duly appointed Independent Directors or Independent Managers and all such Independent Directors or Independent Managers (as applicable) have participated in such vote. The organizational documents of Borrower, if Borrower is a limited liability company, and SPC Party shall provide that actions requiring such unanimous written consent, including the Independent Directors or Independent Managers (as applicable), shall include each of the following with respect to Borrower, if Borrower is a limited liability company, and SPC Party: (i) filing or consenting to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, (ii) seeking or consenting to the appointment of a receiver, liquidator or any similar official of Borrower or a substantial part of its business, (iii) making an assignment for the benefit of creditors, (iv) admitting in writing its inability to pay debts generally as they become due, or (v) taking any action in furtherance of the foregoing. In addition, the organizational documents of Borrower, if Borrower is a limited liability company, and SPC Party shall provide that, when voting with respect to any matters set forth in the immediately preceding sentence of this clause (q), the Independent Directors or Independent Managers (as applicable) shall consider only the interests of Borrower, including its creditors. Borrower and SPC Party shall not take any of the foregoing actions without the unanimous written consent of its board of directors, its member(s) or the Committee, as applicable, including (or together with) all Independent Directors or Independent Managers, as applicable. Without limiting the generality of the foregoing, such documents shall expressly provide that, to the greatest extent permitted by law, except for duties to Borrower (including duties to Borrower's equity holders solely to the extent of their respective economic interests in Borrower and to Borrower's creditors as set forth in the immediately preceding sentence), such Independent Directors or Independent Managers (as applicable) shall not owe any fiduciary duties to, and shall not consider, in acting

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

or otherwise voting on any matter for which their approval is required, the interests of (i) Borrower or SPC Party equity holders, (ii) other Affiliates of Borrower, or (iii) any group of Affiliates of which Borrower is a part); provided, however, the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing.

(n)                         Schedule V(r) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(r)          The organizational documents of Borrower and SPC Party, as applicable, shall provide that, as long as any portion of the Obligations remains outstanding, upon the occurrence of any event that causes Sole Member of Borrower or SPC Party, as applicable, to cease to be a member of Borrower or SPC Party, as applicable, (other than (i) upon an assignment by Sole Member of all of its limited liability company interest in Borrower or SPC Party, as applicable, and the admission of the transferee, if permitted pursuant to the organizational documents of Borrower or SPC Party, as applicable, and the Loan Documents, or (ii) the resignation of Sole Member and the admission of an additional member of Borrower or SPC Party, as applicable, if permitted pursuant to the organizational documents of Borrower or SPC Party, as applicable, and the Loan Documents), each of the persons acting as an Independent Director or Independent Manager (as applicable) of Borrower or SPC Party, as applicable, shall, without any action of any Person and simultaneously with Sole Member ceasing to be a member of Borrower or SPC Party, as applicable, automatically be admitted as members of Borrower (in each case, individually, a "Special Member" and collectively, the "Special Members") and shall preserve and continue the existence of Borrower or SPC Party, as applicable, without dissolution. The organizational documents of Borrower or SPC Party, as applicable, shall further provide that for so long as any portion of the Obligations is outstanding, no Special Member may resign or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to Borrower or SPC Party, as applicable, as a Special Member, and (ii) such successor Special Member has also accepted its appointment as an Independent Director or Independent Manager (as applicable).

(o)                         Schedule V(s) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(s)          The organizational documents of Borrower or SPC Party, as applicable, shall provide that, as long as any portion of the Obligations remains outstanding, except as expressly permitted pursuant to the terms of this Agreement, (i) Sole Member may not resign, and (ii) no additional member shall be admitted to Borrower or SPC Party, as applicable.

(p)                         Schedule V(t) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

The organizational documents of Borrower or SPC Party, as applicable, shall provide that, as long as any portion of the Obligations remains outstanding: (i) Borrower or SPC Party, as applicable, shall be dissolved, and its affairs shall be wound up, only upon the first to occur of the following: (A) the termination of the legal existence of the last remaining member of Borrower or SPC Party, as applicable, or the occurrence of any other event which terminates the continued membership of the last remaining member of Borrower or SPC Party, as applicable, in Borrower or SPC Party, as applicable, unless the business of Borrower or SPC Party, as applicable, is continued in a manner permitted by its operating agreement or the Delaware Limited Liability Company Act (the "Act"), or (B) the entry of a decree of judicial dissolution under Section 18-802 of the Act; (ii) upon the occurrence of any event that causes the last remaining member of Borrower or SPC Party, as applicable, to cease to be a member of Borrower or SPC Party, as applicable, or that causes Sole Member to cease to be a member of Borrower or SPC Party, as applicable (other than (A) upon an assignment by Sole Member of all of its limited liability company interest in Borrower or SPC Party, as applicable, and the admission of the transferee, if permitted pursuant to the organizational documents of Borrower or SPC Party, as applicable, and the Loan Documents, or (B) the resignation of Sole Member and the admission of an additional member of Borrower or SPC Party, as applicable, if permitted pursuant to the organizational documents of Borrower or SPC Party, as applicable, and the Loan Documents), to the fullest extent permitted by law, the personal representative of such last remaining member shall be authorized to, and shall, within ninety (90) days after the occurrence of the event that terminated the continued membership of such member in Borrower, agree in writing (I) to continue the existence of Borrower or SPC Party, as applicable, and (II) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of Borrower or SPC Party, as applicable, effective as of the occurrence of the event that terminated the continued membership of such member in Borrower or SPC Party, as applicable; (iii) the bankruptcy of Sole Member or a Special Member shall not cause such Sole Member or Special Member, respectively, to cease to be a member of Borrower or SPC Party, as applicable, and upon the occurrence of such an event, the business of Borrower or SPC Party, as applicable, shall continue without dissolution; (iv) in the event of the dissolution of Borrower or SPC Party, as applicable, Borrower or SPC Party, as applicable, shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of Borrower or SPC Party, as applicable, in an orderly manner), and the assets of Borrower or SPC Party, as applicable, shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act; and (v) to the fullest extent permitted by law, each of Sole Member and the Special Members shall irrevocably waive any right or power that they might have to cause Borrower or SPC Party, as applicable, or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of Borrower or SPC Party, as applicable, to compel any sale of all or any portion of the assets of Borrower or SPC Party, as applicable, pursuant to any applicable law or to file a

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of Borrower or SPC Party, as applicable.

(q)                         Schedule V(ee) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(ee) Borrower and the Independent Directors or Independent Manager (as applicable) will consider the interests of Borrower's creditors in connection with all limited liability company actions. Without limiting the generality of the foregoing to the greatest extent permitted by law, except for duties to Borrower (including duties to Borrower's equity holders solely to the extent of their respective economic interests in Borrower and to Borrower's creditors as set forth in the immediately preceding sentence), such Independent Directors shall not owe any fiduciary duties to, and shall not consider, in acting or otherwise voting on any matter for which their approval is required, the interests of (i) the members of Borrower or SPC Party, (ii) other Affiliates of Borrower, or (iii) any group of Affiliates of which Borrower is a part); provided, however, the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing.

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

EXHIBIT A

Individual Properties and Allocated Loan Amounts

Individual Property Name	Allocated Loan Amount
Hampton Inn Morgantown	1 ,160,037
Hampton Inn Beckley	1,419,747

Hyatt Place Richmond Innsbrook	683,903
Hampton Inn Norfolk-Naval Base	328,966
Fairfield Inn & Suites by Marriott Dallas Medical Market Center	827,382
Courtyard by Marriott Dallas Medical Market Center	1,601,544
SpringHill Suites by Marriott Austin Round Rock	744,502
Hilton Garden Inn Austin Round Rock	1,082,124
SpringHill Suites by Marriott San Antonio Medical Center Northwest	502,106
SpringHill Suites by Marriott Houston Hobby Airport	1,004,212
Hampton Inn Dallas-Addison	857,043
Homewood Suites by Hilton San Antonio-Northwest	1,255,264
Hampton Inn & Suites Nashville Franklin Cool Springs	1,791,998
Courtyard by Marriott Knoxville Cedar Bluff	969,584
Residence Inn by Marriott Chattanooga Downtown	952,270
Residence Inn by Marriott Knoxville Cedar Bluff	891,671
Hyatt Place Nashville Franklin Cool Springs	1,298,549
Hyatt Place Memphis Wolfchase Galleria	891,671
Homewood Suites by Hilton Memphis-Germantown	657,932
Hampton Inn Memphis-Poplar	1,108,095
Hampton Inn Pickwick Dam at Shiloh Falls	181,797
Hampton Inn Chattanooga Airport I-75	383,178
Hampton Inn Columbia I-26 Airport	467,478
Hampton Inn Charleston-Airport Coliseum	320,025
Holiday Inn Charleston Mount Pleasant	917,642
Hampton Inn Scranton at Montage Mountain	986,898
Hampton Inn State College	1,004,212
Residence Inn by Marriott Portland Downtown Lloyd Center	2,813,524

Hyatt Place Columbus Worthington	744,502
Hyatt Place Cincinnati Blue Ash	588,676
Hampton Inn Columbus Dublin	978,241
Hampton Inn Cleveland-Westlake	1,073,467

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

Hampton Inn Albany-Wolf Road (Airport)	1,437,061
Hyatt Place Las Vegas	1,584,230
Hyatt Place Albuquerque Uptown	1,298,549

Courtyard by Marriott Asheville	1,108,095
Hampton Inn Fayetteville I-95	452,718
Hampton Inn Charlotte-Gastonia	883,014
Hampton Inn St. Louis Westport	666,589
Hampton Inn Kansas City-Airport	813,758
Hyatt Place Minneapolis Airport-South	1,056,153

SpringHill Suites by Marriott Grand Rapids North	934,956
Hampton Inn Grand Rapids-North	1,038,839
Hampton Inn Detroit Madison Heights South Troy	1,056,153
Hampton Inn Detroit Northville	779,130
Hyatt Place Baltimore BWI Airport	865,700
Hampton Inn Baltimore Glen Burnie	233,739
Homewood Suites by Hilton Boston-Peabody	796,444
Hampton Inn Boston Peabody	1,168,694
Hyatt Place Baton Rouge I-10	986,898
Residence Inn by Marriott Lexington South Hamburg Place	1,056,153
SpringHill Suites by Marriott Lexington Near the University of Kentucky	1,237,950
Courtyard by Marriott Louisville Downtown	2,337,389
Courtyard by Marriott Lexington South Hamburg Place	1,211,979
Courtyard by Marriott Bowling Green Convention Center	995,555
Hyatt Place Kansas City Overland Park Metcalf	701,217
Hampton Inn Kansas City Overland Park	320,025
Hyatt Place Indianapolis Keystone	995,555
Courtyard by Marriott Chicago Elmhurst Oakbrook Area	934,956
Homewood Suites by Hilton Chicago Downtown	5,746,968
Hampton Inn Chicago Gurnee	995,555
Residence Inn by Marriott Boise Downtown	753,159
Fairfield Inn & Suites by Marriott Atlanta Vinings	796,444
Residence Inn by Marriott Macon	476,135
Residence Inn by Marriott Savannah Midtown	675,246
Courtyard by Marriott Athens Downtown	770,473
Hampton Inn Columbus-Airport	218,554

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

Embassy Suites by Hilton Orlando - International Drive Jamaican Court	1,800,655
Residence Inn by Marriott Tampa North I-75 Fletcher	822,415
Courtyard by Marriott Orlando Altamonte Springs Maitland	1,142,723
Courtyard by Marriott Sarasota Bradenton Airport	761,816
Residence Inn by Marriott Sarasota Bradenton	891,671
Courtyard by Marriott Jacksonville Airport Northeast	444,913
Hampton Inn Palm Beach Gardens	1,817,969
Hampton Inn Boca Raton-Deerfield Beach	1,168,694
Hampton Inn & Suites Boynton Beach	2,501,872
Hampton Inn Boca Raton	1,246,607
Courtyard by Marriott Gainesville	1,073,467
Residence Inn by Marriott Tampa Sabal Park Brandon	1,038,839
Holiday Inn Express & Suites Kendall East	848,386
Hyatt Place Tampa Airport Westshore	1,506,317
Hyatt Place Miami Airport-West Doral	1,627,515
Homewood Suites by Hilton Hartford Windsor Locks	995,555
Hampton Inn Colorado Springs Central Air Force Academy	265,387

Residence Inn by Marriott Los Angeles LAX El Segundo	3,173,286
SpringHill Suites by Marriott San Diego Rancho Bernardo Scripps Poway	1,817,969
Residence Inn by Marriott San Diego Rancho Bernardo Scripps Poway	2,158,572

Homewood Suites by Hilton Phoenix-Biltmore	1,489,003
Residence Inn by Marriott Mobile	578,316
Courtyard by Marriott Mobile	458,821
Hyatt Place Birmingham Hoover	839,729
Hampton Inn Birmingham Mountain Brook	753,159
Residence Inn by Marriott Tallahassee North I-10 Capital Circle	891,671
Courtyard by Marriott Tallahassee North I-10 Capital Circle	934,956
Residence Inn by Marriott Ft Myers	744,502
Hampton Inn West Palm Beach Florida Turnpike	1,523,621

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

EXHIBIT B

Mortgage Loan Allocated Loan Amounts

Individual Property Name	Allocated Loan Amount
Hampton Inn Morgantown	9,039,931
Hampton Inn Beckley	11,063,797

Hyatt Place Richmond Innsbrook	5,329,512
Hampton Inn Norfolk-Naval Base	2,563,563
Fairfield Inn & Suites by Marriott Dallas Medical Market Center	6,447,614
Courtyard by Marriott Dallas Medical Market Center	12,480,502
SpringHill Suites by Marriott Austin Round Rock	5,801,747
Hilton Garden Inn Austin Round Rock	8,432,772
SpringHill Suites by Marriott San Antonio Medical Center Northwest	3,912,806
SpringHill Suites by Marriott Houston Hobby Airport	7,825,612
Hampton Inn Dallas-Addison	6,678,755
Homewood Suites by Hilton San Antonio-Northwest	9,782,015
Hampton Inn & Suites Nashville Franklin Cool Springs	13,964,670
Courtyard by Marriott Knoxville Cedar Bluff	7,555,764
Residence Inn by Marriott Chattanooga Downtown	7,420,839
Residence Inn by Marriott Knoxville Cedar Bluff	6,948,604
Hyatt Place Nashville Franklin Cool Springs	10,119,326
Hyatt Place Memphis Wolfchase Galleria	6,948,604
Homewood Suites by Hilton Memphis-Germantown	5,127,125
Hampton Inn Memphis-Poplar	8,635,158
Hampton Inn Pickwick Dam at Shiloh Falls	1,416,706
Hampton Inn Chattanooga Airport I-75	2,986,031
Hampton Inn Columbia I-26 Airport	3,642,957
Hampton Inn Charleston-Airport Coliseum	2,493,889
Holiday Inn Charleston Mount Pleasant	7,150,990
Hampton Inn Scranton at Montage Mountain	7,690,688
Hampton Inn State College	7,825,612
Residence Inn by Marriott Portland Downtown Lloyd Center	21,925,207

Hyatt Place Columbus Worthington	5,801,747
Hyatt Place Cincinnati Blue Ash	4,587,428
Hampton Inn Columbus Dublin	7,623,226
Hampton Inn Cleveland-Westlake	8,365,310

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

Hampton Inn Albany-Wolf Road (Airport)	11,198,721
Hyatt Place Las Vegas	12,345,578
Hyatt Place Albuquerque Uptown	10,119,326

Courtyard by Marriott Asheville	8,635,158
Hampton Inn Fayetteville I-95	3,527,940
Hampton Inn Charlotte-Gastonia	6,881,142
Hampton Inn St. Louis Westport	5,194,587
Hampton Inn Kansas City-Airport	6,341,444
Hyatt Place Minneapolis Airport-South	8,230,385

SpringHill Suites by Marriott Grand Rapids North	7,285,915
Hampton Inn Grand Rapids-North	8,095,461
Hampton Inn Detroit Madison Heights South Troy	8,230,385
Hampton Inn Detroit Northville	6,071,596
Hyatt Place Baltimore BWI Airport	6,746,217
Hampton Inn Baltimore Glen Burnie	1,821,479
Homewood Suites by Hilton Boston-Peabody	6,206,520
Hampton Inn Boston Peabody	9,107,394
Hyatt Place Baton Rouge I-10	7,690,688
Residence Inn by Marriott Lexington South Hamburg Place	8,230,385
SpringHill Suites by Marriott Lexington Near the University of Kentucky	9,647,091
Courtyard by Marriott Louisville Downtown	18,214,787
Courtyard by Marriott Lexington South Hamburg Place	9,444,704
Courtyard by Marriott Bowling Green Convention Center	7,758,150
Hyatt Place Kansas City Overland Park Metcalf	5,464,436
Hampton Inn Kansas City Overland Park	2,493,889
Hyatt Place Indianapolis Keystone	7,758,150
Courtyard by Marriott Chicago Elmhurst Oakbrook Area	7,285,915
Homewood Suites by Hilton Chicago Downtown	44,784,930
Hampton Inn Chicago Gurnee	7,758,150
Residence Inn by Marriott Boise Downtown	5,869,209
Fairfield Inn & Suites by Marriott Atlanta Vinings	6,206,520
Residence Inn by Marriott Macon	3,710,420
Residence Inn by Marriott Savannah Midtown	5,262,050
Courtyard by Marriott Athens Downtown	6,004,134
Hampton Inn Columbus-Airport	1,703,143

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

Embassy Suites by Hilton Orlando - International Drive Jamaican Court	14,032,132
Residence Inn by Marriott Tampa North I-75 Fletcher	6,408,907
Courtyard by Marriott Orlando Altamonte Springs Maitland	8,905,007
Courtyard by Marriott Sarasota Bradenton Airport	5,936,671
Residence Inn by Marriott Sarasota Bradenton	6,948,604
Courtyard by Marriott Jacksonville Airport Northeast	3,467,113
Hampton Inn Palm Beach Gardens	14,167,057
Hampton Inn Boca Raton-Deerfield Beach	9,107,394
Hampton Inn & Suites Boynton Beach	19,496,568
Hampton Inn Boca Raton	9,714,553
Courtyard by Marriott Gainesville	8,365,310
Residence Inn by Marriott Tampa Sabal Park Brandon	8,095,461
Holiday Inn Express & Suites Kendall East	6,611,293
Hyatt Place Tampa Airport Westshore	11,738,418
Hyatt Place Miami Airport-West Doral	12,682,889
Homewood Suites by Hilton Hartford Windsor Locks	7,758,150
Hampton Inn Colorado Springs Central Air Force Academy	2,068,103

Residence Inn by Marriott Los Angeles LAX El Segundo	24,728,758
SpringHill Suites by Marriott San Diego Rancho Bernardo Scripps Poway	14,167,057
Residence Inn by Marriott San Diego Rancho Bernardo Scripps Poway	16,821,306

Homewood Suites by Hilton Phoenix-Biltmore	11,603,494
Residence Inn by Marriott Mobile	4,506,694
Courtyard by Marriott Mobile	3,575,495
Hyatt Place Birmingham Hoover	6,543,831
Hampton Inn Birmingham Mountain Brook	5,869,209
Residence Inn by Marriott Tallahassee North I-10 Capital Circle	6,948,604
Courtyard by Marriott Tallahassee North I-10 Capital Circle	7,285,915
Residence Inn by Marriott Ft Myers	5,801,747
Hampton Inn West Palm Beach Florida Turnpike	11,873,343

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

EXHIBIT C

Organizational Chart of New Borrower

(see attached)

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

EXHIBIT D

Intellectual Property/Websites

Borrower	Asset Name	Domain Name	Hosting Expiration Date	Domain Expiration Date	Account Holder
ARC Hospitality Portfolio I Owner, LLC	Homewood Suites Chicago	www.homewoodsuiteschicago.com	4/10/2016	4/10/2016	First Hospitality
ARC Hospitality Portfolio I Owner, LLC	Embassy Suites Orlando	www.orlandoembassysuites.com		9/30/2016	Hilton
ARC Hospitality Portfolio I Owner, LLC	Hampton Inn Charleston	www.hamptoninncharlestonairport.com		4/19/2015	Hilton
ARC Hospitality Portfolio I NTC Owner, LP	Residence Inn San Diego	www.residenceinnhotelsandiego.com	Month-to-Month	2/10/2015	Huntington
ARC Hospitality Portfolio I NTC Owner, LP	SpringHill Suites San Diego	www.springhillsandiegohotel.com	Month-to-Month	2/10/2015	Huntington
ARC Hospitality Portfolio I NTC Owner, LP	Fairfield Inn & Suites Dallas	www.fairfieldinndallashotel.com	Month-to-Month	1/4/2015	Huntington
ARC Hospitality Portfolio I DLGL Owner, LP	Courtyard Dallas	www.courtyarddallashotel.com	Month-to-Month	1/4/2015	Huntington
ARC Hospitality Portfolio I Owner, LLC	Holiday Inn Charleston Mt. Pleasant	www.himtpleasant.com	12/31/2015	4/30/2017	Pillar

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

EXHIBIT E

Ground Leases

Property		Additional Ground Lease Documents
Hampton Inn	•	Consent of Landlord by S&S Associates LLC and New Owners, Vestavia LLC as Tenants in Common
Birmingham (Mountain
Brook), AL	•	Assignment and Assumption of Ground Lease, dated February 27, 2015, by W2007 Equity Inns Realty, LLC in favor of ARC Hospitality Portfolio I BHGL Owner, LLC

	•	Unconditional & Irrevocable Guaranty, by American Realty Capital Hospitality Trust, Inc. in favor of S&S Associates LLC and New Owners, Vestavia LLC as Tenants in Common

Homewood Suites, Phoenix, AZ	•	Assignment and Assumption of Ground Lease, dated February 27, 2015, by W2007 Equity Inns Realty, LLC in favor of ARC Hospitality Portfolio I PXGL Owner, LLC
Hampton Inn, Norfolk, VA	•	Ground Lease Consent to Assignment and Sublease and Estoppel, dated as of January 21, 2015, between Glenwood Square Shopping Center Associates, L.L.C. and ARC Hospitality Portfolio I NFGL Owner, LLC

	•	Assignment and Assumption of Ground Lease, dated February 27, 2015, by W2007 Equity Inns Realty, LLC in favor of ARC Hospitality Portfolio I NFGL Owner, LLC

	•	Guaranty of Lease, made as of the [27th day of February 2015], by American Realty Capital Hospitality Operating Partnership, L.P., in favor of Glenwood Square Shopping Center Associates, L.L.C.

Courtyard, Dallas, TX	•	Consent to Assignment, Sublease, Management Agreement, Sub-Management Agreement, Concession Agreement and Alcohol Services Agreement and

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

Amendment to Ground Lease, dated as of [February 27, 2015] by Istar Dallas GL LLP, W2007 Equity Inns Realty, LP, ARC Hospitality Portfolio I DLGL Owner, LP, American Realty Capital Hospitality Grace Portfolio, LLC, Crestline Hotels & Resorts, LLC and ARC Hospitality Portfolio I TX Beverage Company, LLC

	•	Guaranty of Lease dated February 27, 2015 by American Realty Capital Hospitality Trust, Inc. to Istar Dallas GL LLP

	•	Assignment and Assumption of Ground Lease, dated February 27, 2015, by W2007 Equity Inns Realty, LP in favor of ARC Hospitality Portfolio I DLGL Owner, LP

Residence Inn, Mobile, AL	•	Assignment and Assumption of Ground Lease, dated February 27, 2015, by W2007 Equity Inns Realty, LLC in favor of ARC Hospitality Portfolio I MGBL 950 Owner, LLC
Courtyard, Mobile, AL	•	Assignment and Assumption of Ground Lease, dated February 27, 2015, by W2007 Equity Inns Realty, LLC in favor of ARC Hospitality Portfolio I MGBL 1000 Owner, LLC
Springhill Suites, San Antonio, TX	•	Consent to Assignment and Assumption of Lease, made and entered into as of the 31st day of December, 2014, by and between Crossroads Mall Partners, Ltd, W2007 Equity Inns Realty, L.P. and ARC Hospitality Portfolio I SAGL Owner, LP

	•	Assignment and Assumption of Ground Lease, dated February 27, 2015, by W2007 Equity Inns Realty, LP in favor of ARC Hospitality Portfolio I SAGL Owner, LP

	•	Guaranty, dated as of [February 27, 2015], by American Realty Capital Hospitality Trust, Inc. in favor of Crossroads Mall Partners, Ltd.

	•	Consent to Sublease dated as of January 27, 2015 by and between Crossroads Mall Partners, Ltd, ARC Hospitality Portfolio I SAGL Owner, LP, and ARC Hospitality Portfolio I NTC TRS, LP

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

Hampton Inn, Baltimore (Glen Burnie), MD	•	Lease Assignment and Assumption Agreement, dated [February 27, 2015], by Governor Plaza Associates, Federal Realty Investment Trust, W2007 Equity Inns Realty, LLC, ARC Hospitality Portfolio I GBGL Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, and American Realty Capital Hospitality Trust, Inc.

	•	Assignment and Assumption of Ground Lease, dated [February 27, 2015], by W2007 Equity Inns Realty, LLC in favor of ARC Hospitality Portfolio I GBGL Owner, LLC

	•	Guaranty, dated as of [February 27, 2015], by American Realty Capital Hospitality Trust, Inc. in favor of Governor Plaza Associates and Federal Realty Investment Trust

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

EXHIBIT F

Rent Roll

(see attached)

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

EXHIBIT G

Franchise Agreements

(see attached)

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

EXHIBIT H

Expiring Franchise Properties

(see attached)

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

EXHIBIT I

Scheduled PIP

NONE.

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644

EXHIBIT J

PIP Work Other Than Scheduled PIP

(see attached)

Assumption Agreement (Mezzanine) Berkadia Loan No. 01-0085684 & 01-0086644